UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 14, 2024

STEMTECH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-172172	87-2151440
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

4851 Tamiami Trail North

Suite 200

Naples, FL 34103

(Address of principal executive offices and Zip Code)

(954) 715-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 4.01	Changes in Registrant's Certifying Accountant

Stemtech Corporation (the “Company”) has replaced Turner Stone LLP (the “Former Accounting Firm”) as its independent registered public accounting firm, effective as of August 15th, 2024, and has engaged Bush & Associates CPA of 179 N Gibson Rd, Henderson, Nevada 89014 (the “New Accounting Firm”) as its new independent registered public accounting firm as of and for the year Quarter ending June 30th, 2024. The Board made the decision to engage the New Accounting Firm acting under authority delegated to it and the Board of Directors approved the same on August 14th, 2024. As described in Item 4.01(a) below, the change in independent registered public accounting firm is not the result of any disagreement with the Former Accounting Firm. Turner Stone issued an auditor's report on the Registrant's financial statements for each of the last two fiscal years ended December 31st 2022 and 2023 and did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained explanatory paragraphs in respect to uncertainty as to the Registrant's ability to continue as a going concern.

During the years ended December 2022 and 2023 and subsequent interim periods through July 16th, 2024, the date the Registrant filed its Form 10-Q for the period ended March 31st, 2024, there were no disagreements with TURNER STONE LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused Turner Stone LLP to make reference to the subject matter of the disagreements in connection with the Registrant's audited financial statement for the years December 31, 2022 and December 31, 2023 and there were no reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Registrant provided Turner Stone LLP with a copy of the disclosure in the preceding two paragraphs and requested in writing that it furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. Turner Stone LLP provided a letter, dated August 14th, 2024, stating its agreement with such statements as related to Turner Stone LLP, which is attached as Exhibit 16.2 to this Form 8-K.

The Company has not consulted with the New Accounting Firm during our two most recent fiscal years or during any subsequent interim period prior to its appointment as New Accounting Firm regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that the New Accounting Firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

The Company has requested that the Former Accounting Firm furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter of the Former Accounting Firm is attached hereto as Exhibit 16.1 to this Form 8-K

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

The following Exhibits are filed as part of this Report.

Exhibit Number	Description

16.1	Letter from Turner Stone & Company LLP

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2024

Stemtech Corporation

/s/ Charles Arnold
By:	Charles Arnold, CEO

3